UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  June 23, 2011

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07                Submission of Matters to a Vote of Security Holders.

(a)          June 23, 2011 — Annual Meeting

(b)         The shareholders elected fourteen directors to serve until the annual meeting in 2012, or until their successors have been elected and qualified; approved the 2011 Long-Term Incentive and Cash Bonus Plan; approved executive compensation on an advisory basis;  recommended every “one year” as the frequency of future advisory votes on executive compensation; and ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the year 2011.  The shareholders defeated the shareholder proposal to recommend a revision to Kroger’s Code of Conduct.  The final results are as follows:

To Serve Until 2012	For	Against	Abstain	Broker Non-Votes
Reuben V. Anderson	465,169,182	6,481,202	1,774,126	46,134,428
Robert D. Beyer	463,668,195	7,884,204	1,872,111	46,134,428
David B. Dillon	457,101,220	14,957,801	1,365,489	46,134,428
Susan J. Kropf	468,078,216	3,448,551	1,897,743	46,134,428
John T. LaMacchia	463,488,440	8,092,612	1,843,458	46,134,428
David B. Lewis	468,335,553	3,235,354	1,853,603	46,134,428
W. Rodney McMullen	465,024,136	6,910,434	1,489,940	46,134,428
Jorge P. Montoya	467,985,500	3,484,018	1,954,992	46,134,428
Clyde R. Moore	463,812,899	7,898,556	1,713,055	46,134,428
Susan M. Phillips	468,575,702	2,899,434	1,949,374	46,134,428
Steven R. Rogel	464,878,054	6,727,350	1,819,106	46,134,428
James A. Runde	467,330,211	4,060,614	2,033,685	46,134,428
Ronald L. Sargent	441,156,365	30,494,750	1,773,395	46,134,428
Bobby S. Shackouls	464,778,350	6,871,024	1,775,136	46,134,428

	For	Against	Abstain	Broker Non-Votes
Approve the 2011 Long-Term Incentive and Cash Bonus Plan	414,047,032	57,600,398	1,777,079	46,134,428

	For	Against	Abstain	Broker Non-Votes
Advisory vote approving executive compensation	458,426,969	12,588,888	2,408,653	46,134,428

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Advisory vote regarding frequency of future advisory votes on executive compensation	370,654,835	3,739,334	97,186,966	1,843,375	46,134,428

	For	Against	Abstain
Approve PricewaterhouseCoopers LLP as auditors for 2010	511,146,038	6,789,564	1,623,336

	For	Against	Abstain	Broker Non-Votes
Shareholder proposal (recommending revision to Kroger’s Code of Conduct)	43,817,763	352,330,041	77,275,926	46,134,428

(d) Upon consideration of the results of the shareholder vote on frequency of future advisory votes on executive compensation, the Board of Directors determined to follow the shareholder recommendation of every “one year” for holding an advisory vote on executive compensation until the next required vote on the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 28, 2011	By:	/s/ Paul Heldman
Paul Heldman
Executive Vice President, Secretary
General Counsel